HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-3574 - PremierSolutions Standard

333-72042          HV-5244 - PremierSolutions Standard (Series II)

Supplement dated June 20, 2014 to your Prospectus

1.  SUB-ADVISER CHANGE

MASSMUTUAL SELECT GROWTH OPPORTUNITIES FUND – CLASS R4

Effective May 1, 2014, Jackson Square Partners, LLC replaced Delaware Investment Fund Advisers as sub-adviser to the MassMutual Select Growth Opportunities Fund Sub-Account.

2.  INVESTMENT ADVISER CHANGE

THE HARTFORD BALANCED INCOME FUND - CLASS R4

THE HARTFORD GLOBAL ALL-ASSET FUND - CLASS R4

THE HARTFORD HIGH YIELD FUND - CLASS R4

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND - CLASS R4

THE HARTFORD MIDCAP VALUE FUND - CLASS R4

Hartford Investment Financial Services, LLC, the investment adviser for the above referenced Sub-Accounts, is hereby corrected to read “Hartford Funds Management Company, LLC”.

3.  FUND OBJECTIVE CHANGE POSTPONEMENT

JPMORGAN LARGE CAP GROWTH FUND — CLASS A

The shareholders’ meeting on June 10, 2014 was adjourned with regard to the fund objective change for the JPMorgan Large Cap Growth Fund Sub-Account.  Therefore, the proposal was not approved on June 10, 2014.  The adjourned meeting will be reconvened on July 23, 2014.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.